SUPPLEMENT DATED OCTOBER 30, 2026

TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES, EACH DATED May 1, 2026

THE UNITED STATES LIFE INSURANCE COMPANY IN THE

CITY OF NEW YORK

USL SEPARATE ACCOUNT RS

Fixed and Variable Deferred Annuity Contracts

Portfolio Director ® NY SP

This supplement updates certain information in the above referenced prospectus and initial summary prospectus (collectively, the “Prospectus”). Except as indicated in this supplement, all other information included in the Prospectus and Appendix A— Investment Options Available Under the Contract (“Appendix A”), including the footnotes, remains unchanged. You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus. The Prospectus is revised as follows:

In the “Key Information: Important Information You Should Consider About the Contract” section, the following changes are made:

•	In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, the minimum fee for Investment Options is 0.015% and the Lowest Annual Cost is $220.
•	In the “Ongoing Fees and Expenses (annual charges)” section of the “FEES AND EXPENSES” table, the maximum fee for Investment Options is 0.93% and the Highest Annual Cost is $1,152.

In the “Fee Tables” section in the prospectus and the “Additional Information About Fees” section in the initial summary prospectus, the following changes are made:

•	In the “Annual Fund Expenses” table, the minimum Annual Fund Expenses is 0.015%.
•	In the “Annual Fund Expenses” table, the maximum Annual Fund Expenses is 0.93%.
•	In the “Examples” section, the following replaces the most expensive expense examples:

The first set of examples assumes the most expensive combination of annual Contract expenses and annual Portfolio Company expenses. Based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years

$1,152	$3,594	$6,232	$13,794

(2)	If you annuitize your Contract or you do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years

$220	$693	$1,214	$2,756

Effective immediately, the following Portfolio Companies are hereby available as investment options under the Contract:

•	Vanguard Real Estate Index Institutional

The following table replaces the current table in its entirety in Appendix A:

			Average Annual Total Returns (as of Dec. 31, 2025)

Type/Investment Objective	Portfolio Company and Adviser/Subadviser[1]	Current Expenses	1 Year	5 Year	10 Year (or life of fund)
Target Date Funds	Vanguard Target Retirement 2020 Fund Adviser: The Vanguard Group, Inc.	0.08%	12.15%	4.77%	6.87%
	Vanguard Target Retirement 2025 Fund Adviser: Vanguard	0.08%	14.60%	5.90%	7.87%
	Vanguard Target Retirement 2030 Fund Adviser: Vanguard	0.08%	16.24%	6.83%	8.66%
	Vanguard Target Retirement 2035 Fund Adviser: Vanguard	0.08%	17.54%	7.71%	9.40%
	Vanguard Target Retirement 2040 Fund Adviser: Vanguard	0.08%	18.76%	8.57%	10.13%
	Vanguard Target Retirement 2045 Fund Adviser: Vanguard	0.08%	19.99%	9.41%	10.74%
	Vanguard Target Retirement 2050 Fund Adviser: Vanguard	0.08%	21.41%	9.95%	11.02%
	Vanguard Target Retirement 2055 Fund Adviser: Vanguard	0.08%	21.43%	9.96%	11.02%
	Vanguard Target Retirement 2060 Fund Adviser: Vanguard	0.08%	21.42%	9.96%	11.02%
	Vanguard Target Retirement 2065 Fund Adviser: Vanguard	0.08%	21.43%	9.98%	10.62%*
	Vanguard Target Retirement 2070 Fund Adviser: Vanguard	0.08%	21.42%	N/A	16.13%*
	Vanguard Target Retirement Income Fund Adviser: Vanguard	0.08%	11.31%	3.82%	5.33%
Index Funds	Fidelity 500 Index Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.015%	17.86%	14.41%	14.81%
	Vanguard FTSE Social Index I Adviser: Vanguard	0.03%	17.31%	13.54%	15.17%
	Vanguard Real Estate Index Institutional Shares Adviser: The Vanguard Group. Inc.	0.11%	3.23%	4.66%	5.16%
	Fidelity Mid Cap Index Adviser: Fidelity Sub-Adviser: Geode	0.025%	10.57%	8.67%	11.01%
	Fidelity Small Cap Index Adviser: Fidelity Sub-Adviser: Geode	0.025%	12.93%	6.20%	9.76%
	Fidelity Total International Index Adviser: Fidelity Sub-Adviser: Geode	0.06%	32.62%	7.87%	8.40%
	Fidelity U.S. Bond Index Adviser: Fidelity Sub-Adviser: Geode	0.025%	7.13%	-0.43%	1.96%

			Average Annual Total Returns (as of Dec. 31, 2025)

Type/Investment Objective	Portfolio Company and Adviser/Subadviser[1]	Current Expenses	1 Year	5 Year	10 Year (or life of fund)
Actively Managed Funds	Allspring Core Plus Bond – Class R6 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	0.30%	7.41%	0.34%	2.84%
	EUPAC Fund– Class R6 Adviser: Capital Research and Management Company	0.47%	29.18%	5.59%	8.46%
	Fidelity Advisor Focused Emerging Markets – Class Z Adviser: Fidelity	0.80%	40.26%	5.47%	10.71%
	Fidelity Inflation-Protected Bond Index Adviser: Fidelity	0.05%	6.79%	1.04%	3.03%
	Franklin Small Cap Value – Class R6 Adviser: Franklin Mutual Advisers, LLC	0.60%	7.67%	9.14%	10.16%
	Impax Global Environmental Markets – Institutional Class Adviser: Impax Asset Management LLC Sub-Adviser: Impax Asset Management Ltd.	0.93%	13.97%	5.84%	9.98%
	JPMorgan Large Cap Growth – Class R6 Adviser: J.P. Morgan Investment Management Inc.	0.44%	14.40%	12.97%	18.56%
	Nuveen Core and Impact Bond – Class R6 Adviser: Nuveen Fund Advisors, LLC. and Nuveen Asset Management, LLC.	0.35%	7.50%	-0.10%	2.32%
	Parnassus Core Equity – Investor Shares Adviser: Parnassus Investment, LLC	0.81%	11.64%	11.41%	13.32%
	PGIM High Yield – Class R6 Adviser: PGIM Fixed Income Sub-Adviser: PGIM Limited	0.38%	9.14%	4.60%	6.59%
	T. Rowe Price Diversified Mid-Cap Growth – I Class Adviser: T. Rowe Price Associates, Inc.	0.67%	10.54%	7.36%	12.95%
	Vanguard Equity- Income – Admiral Shares Advisers: Vanguard and Wellington Management Company LLP	0.17%	17.22%	12.82%	11.73%
	Vanguard Explorer – Admiral Shares Advisers: Vanguard, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, Wellington Management Company LLP and T. Rowe Price Associates, Inc.	0.28%	7.23%	4.88%	11.47%
	Vanguard Federal Money Market – Investor Class Adviser: Vanguard	0.11%	4.22%	3.20%	2.14%
	Victory Sycamore Established Value – Class R6 Adviser: Victory Capital Management Inc.	0.54%	2.68%	9.95%	10.98%

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by visiting our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.